

Puda Coal

A Future Leader in China's Cleaned Coal and Coal Mining Markets

March 5, 2010

Puda Coal, Inc.

Safe Harbor Statement

This presentation contains "forward-looking statements". These statements relate to future events or performance involving known and unknown risks, uncertainties and other factors that could cause the actual results, level of activities, performance or achievements of the Company to differ materially from the results, level of activities, performance or achievements expressed or implied by such statements, including changes from anticipated levels of production and sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Assumptions relating to foregoing involve judgments with respect to future events and market conditions which are difficult or impossible to predict accurately, and many of which are beyond the Company's control.

Accordingly, although the Company believes that the expectations reflected in such forward-looking statements and the underlining assumptions are reasonable at the time they are made, there can be no assurance that such assumptions and expectations will prove to be correct. The Company will not and has no obligation to update the forward-looking information contained in this presentation. You should not place undue reliance on forward-looking statements.

Forward Looking Information

Forward looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to:

- demand for coal, electricity and competing energy sources;
- difficulties in implementing our business strategies;
- reliance on customers honoring existing contracts and entering into new contracts;
- disruption of rail, truck or barge transportation systems that transport our coal;
- our ability to attract and retain skilled labor to meet our needs;
- our ability to purchase coal from various third party sources;
- inherent risks in surface and underground coal mining being subject to unexpected disruptions in our ability to produce coal;
- increases in the price of certain products and commodities used in our mining operations that could impact our production and transportation costs;
- our assumptions regarding economically recoverable coal reserve estimates;
- industry competition and various factors that cause fluctuations in the demand for coal and the price of coal;
- our ability to continue to be able to provide capital necessary to finance our growth strategies amidst tightened credit standards and markets;
- dependence on distributions from our subsidiaries to meet our financial obligations;
- difficulties in managing our expanding operations effectively;
- our ability to meet quality specifications required by our customers;
- our dependence on key persons;
- our ability to maintain the confidentiality of our processes;
- defaulting on the payment of obligations secured by the lien held by a company controlled by the Zhaos and their family;
- difficulties in collecting receivables incurred by customers with inadequate or unknown creditworthiness;
- certain risks posed by the evolving state of the Chinese economic, political, and legislative and regulatory systems;
- the unanticipated costs due to the unpredictability of the Chinese legal system;
- our ability to remain in compliance with all regulations and the costs associated with them;
- our ability to obtain operating capital due to restriction on Chinese currency;
- currency fluctuations from our Chinese operations and fluctuations in the exchange rate;
- our ability to raise funds in debt or equity markets at terms acceptable to us, or if at all;
- the satisfaction of closing conditions for our coal mine acquisitions;
- the market and geographic condition that may affect coal mine operation and profitability;
- our ability to open the coal mines on a timely basis and to operate and manage coal mines, which is not a sector our company has traditionally operated in;
- the receipt of coal mine license and related government approvals, and the timing of such license and approvals;
- our ability to sell the coal products to customers who are completely new to us given that we have not had such customers in past; and
- other factors discussed in our filings with the SEC.

Corporate Profile

- Founded in 1995 and publicly traded on NYSE Amex under the symbol "PUDA"
- Headquartered in Taiyuan, Shanxi Province, China
- One of the largest private (non-state owned) coal cleaning companies in Shanxi Province with an annual capacity of 3.5 million MT
- Company owns three coal washing plants:
  - Shanxi Luilin Jucai Plant
  - Shanxi Zhongyang Ruixu Plant
  - Lingshi Dongqiang Plant
- Recently appointed as a coal mine "consolidator" by the Shanxi Government
  - Signed agreements to acquire two coal mines in December 2009; closing pending
  - Both mines expected to be fully operational in 2010
  - Strategic expansion into mining marks a material "Inflection Point" for the Company, its operations and profitability potential

Puda Coal, Inc.

Major Milestones



February 18, 2010
- Completed the offering and sale of 3,284,000 shares (including 428,348 overallotment shares to underwriters), for net proceeds of $14.5 million

September to December 2009
- Began trading NYSE Amex
- Entered into acquisition agreements for Da Wa Coal and Guanyao Coal Mines

May 2009 to September 2009
- Acquired an 18% equity interest in Jianhe Coal
- Received approval from the Shanxi provincial government to consolidate 8 coal mines

June 2008 to February 2009
- Appointed Liping Zhu as CEO
- Appointed Laby Wu as CFO
- Appointed Pengxiang Lang as COO

June 2007 to November 2007
- Appointed independent directors – Mr. Jianfei Ni, Mr. Larry Wizel and Dr. C. Mark Tang
- Established Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee
- Retained Deloitte & Touche for Sarbanes-Oxley compliance work

2005 to July 2007
- Acquired additional coal washing facilities (increased annual capacity from 500K MT to 3.5mm MT)
- Entered into several sales contracts

October 2005
- Listed on OTCBB
- Moore Stevens appointed auditor

Puda Coal, Inc.

Investment Considerations

- Strategically Located in Shanxi Province
- Consistently Profitable Coal Cleaning Business
- Expanding into Higher-Margin Coal Mining Operations
- Operates in Large and Growing Markets
- Experienced Management Team Focused on Growth and Profitability





Strategically Located



Coal Washing
Coal Washing
Coal Washing
Jianhe Coal
Pinglu Coal
Company Headquarters
1
2
3
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11

- Puda Coal's operations are strategically located in Shanxi Province
  - Shanxi Province supplies nearly 50% of China's coking coal and 20% of China's coal production
  - The Shanxi Provincial Government is spending billions in order to improve infrastructure as it seeks to become one of the main transportation centers for coal in China
  - Shanxi Province was the first coal producing province in China to participate in the "coal mine consolidation program"

Strategically Located


Coal Washing
Coal Washing
Coal Washing
Jianhe Coal
Pinglu Coal
Company Headquarters
1
2
3
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11

- In 2009, Shanxi Province launched a coal mine consolidation program
  - Government is forcing consolidation by shutting down small mines and encouraging larger operators to acquire and consolidate those coal mines
    - ✓ Program will reduce the number of mines from ~2,500 to 1,000 and operators from ~1,000 to 100
  - Provincial Government motivated to consolidate mine assets
    - ✓ Work with large mine operators
    - ✓ Create jobs, promote safety and increase the efficiency of coal resource exploitation
  - Company was selected as 1 of 28 non-state owned consolidators

Strong Legacy Business

- **Consistently Profitable Coal Washing Business**
  - Strong and growing market demand for cleaned coal
  - Customized coal cleaning matches customer requests/requirements
  - Efficient operations
  - Long-standing and diverse customer base
  - Strong platform for growth





Strong Legacy Business – Business Model


Coal Production
Coal Cleaning
Coking Coal Production
Steel Production

- The Company's suppliers extract raw coal from mines
- The Company acquires, processes and washes raw coal to produce cleaned coal
- Customers utilize cleaned coal to make coke, which is required for steel production

Strong Legacy Business – Relationships with Customers & Suppliers

Diversified supplier base allows Puda Coal to expand capacity with fewer risk of shortages

- Puda Coal has long-standing supply relationships with nearby coal mines
- Company's 17 suppliers provide various grades of raw coking coal

Stable and growing customer base provides opportunity to increase market share

- Puda Coal's customers are primarily coking plants and steel manufacturers, such as Baosteel
- Company sells to 20 major customers; the majority located in Shanxi Province
- Fewer competitors provides substantial opportunity to increase customers and revenue

Mine Consolidation Opportunity


HYUNDAI

- Expanding into Higher-Margin Coal Mining Operations
  - Appointed as a Coal Mine Consolidator by the Shanxi Government
    - ✓ Compelling purchase prices – mines to be acquired for less than 2x EBITDA
    - ✓ 50%+ EBITDA Margins and 40%+ Net Income Margins
    - ✓ Immediately and substantially accretive
  - Coal mining companies enjoy stronger margins, broad institutional interest and attractive valuation multiples

Mine Consolidation Opportunity

- **Project One – Pinglu Project**
  - **Applied for (12/08) and awarded (9/09) the right to purchase eight fully operational coal mines at favorable purchase prices:**
    - ✓ **Located in Pinglu County, Yuncheng City, Shanxi Province**
    - ✓ **In December 2009, signed contracts to acquire the first two mines (Da Wa Coal and Guanyao Coal)**
    - ✓ **Company has identified and inserted coal mining management with significant domain expertise**
    - ✓ **Company intends to acquire (or partner in acquiring) the remaining six mines within two years**



3
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1
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Coal Washing
Coal Washing
Coal Washing
Company Headquarters
Pinglu Coal

Mine Consolidation Opportunity

Project I - Pinglu Project		
	Phase I Da Wa Coal & Guanyao Coal	Phase II Six Coal Mines
Purchase Price:	$42 million	$110 million
Approved Coal Reserves:	18.3 million MT	145.6 million MT
Type of Coal Reserves:	Predominately Thermal Coal	Predominately Thermal Coal
Annual Coal Production: (before consolidation)	450, 000 MT Operational in May 2010	1,200,000 MT
Capital Expenditures:	$16 million	$56 million
Annual Coal Production: (after consolidation)	900,000 MT Completed Oct. 2010	2,700,000 MT
Operating Structure:	100% owned by Company	Co-developed with business partners
Operating Assumptions:	Sales Price/MT: $60 (RMB 410) EBITDA/MT: $34 (RMB 230)	Sales Price/MT: $60 (RMB 410) EBITDA/MT: $34 (RMB 230)
Status as of January 2010:	Signed asset purchase agreement, 15% down-payment paid	Negotiating with several potential business partners

Mine Consolidation Opportunity

- **Project One – Pinglu Project (Phase I)**
  - **The Company is currently completing the purchase of Da Wa Coal & Guanyao Coal and expand capacity**
  - **After the public offering resulting in net proceeds of ~$14.5 million on February 18, 2010, the Company has the necessary capital available to complete the capacity expansion**
  - **Our team of coal mining experts are currently in the mines actively preparing for production**
  - **We are also in contact with potential large coal consumers**



Mine Consolidation Opportunity

- **Project Two – Jianhe Project**
  - In May 2009, the Company agreed to purchase an 18% ownership in Jianhe Coal for RMB 100 million ($14.6 million)
    - ✓ Transaction closed December 2009
    - ✓ Mine produces Coking Coal (for steel production)
    - ✓ Mineable reserves estimated at 18 million MT
    - ✓ Company will be paid semi-annual dividends of no less than 14.4% of the net profits
  - In June 2009, the Company applied to be the consolidat of the reserve area surrounding the Jianhe coal mine
    - ✓ Two additional nearby coal mines
    - ✓ Government approval pending



Coal Washing
Coal Washing
Coal Washing
Jianhe Coal
Company Headquarters
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Large and Growing Industry – Steelmaking Demand

- The Chinese economic stimulus plan is expected to increase steel consumption over the next several years across steel-intensive infrastructure projects such as railroads, real estate and automobile construction

- China is expected to produce approximately 600mm MT of steel in 2010, roughly half the world's total output. The next biggest producer, Japan, will produce less than 20% of China's production


Shanxi Province Monthly Raw Coal Output YoY
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept
Oct.
Nov.


China Monthly Raw Coal Output YoY
300.0
250.0
200.0
150.0
100.0
50.0
0.0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept
Oct.
Nov.

- As shown above, YoY coal production has recovered strongly in both Shanxi Province and China broadly since the 2009 Global economic meltdown

Source: China Coal Resource

Large and Growing Industry – Electricity Demand

- China's power plants consumed a record amount of coal in December 2009 (~2.4 million MT per day; +33% YoY)
- In 2009, falling utility stockpiles (~7 days inventory) drove China thermal coal prices to a RMB 800 ($115) per MT
- Through 2005, China had ~350 GW of coal-fired capacity in operation. To keep up with electricity demand, the EIA believes an additional 600 GW (net of retirements) is needed to be brought online in China by 2030

Source: China Coal Resource



Monthly Power Plant Coal Burn
Metric Tons (mm)
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Total
North China
Northeast China
East China
Central China
Northwest China

Puda Coal, Inc.

Management Team

Name / Title	Background
Liping Zhu *President, CEO, Director*	❑ Deputy General Manager, Shanxi Loudong- Junan Coal & Gas Company (1997 – 2008), a subsidiary of Loudong General Nice Resources (China) Holdings Limited (SEHK: 988) ❑ 20+ years of executive management experience, including ten years tenure in coal industry ❑ Master's Degree in Economics
Laby Wu *Chief Financial Officer*	❑ CFO, Sinoenergy Corporation (Nasdaq: SNEN) (2006 – 2008) ❑ Senior Auditor, Ernst & Young Hua Ming Accounting Firm (2004 – 2006) ❑ Manager and Tax Consultant, HLB- Beijing Yongtuo CPAs (2000 – 2004) ❑ Deakin University, Master of Professional Accounting ❑ CPA Australia ❑ Hong Kong Institute of Certified Public Accountants (HKICPA) ❑ Began career as Materials Engineer
Pengxiang Lang *Chief Operating Officer*	❑ Vice President of Operations, Shanxi Coal (2002 – 2008) ❑ General Manager of Rudi Science Industry & Trade Co., Ltd. 2000 – 2002 ❑ Representative Officer, Shanxi Coking Coal Group Tianjin Rep. Office, and Vice General Manager, Shanxi Coking Coal Group Taiyuan Company (1994 – 1999) ❑ Tianjin Commercial College, MBA

Board of Directors

Name / Title	Background
Ming Zhao *Chairman of the Board of Directors*	❑ President, CEO and Chairman, Puda Coal, Inc. (2005 – 2008) ❑ Co-Founder & CEO, Shanxi Coal (1995 – 2008) ❑ Principal shareholder
Lawrence S. Wizel *Chairman of Audit Committee*	❑ Director, American Oriental Biotech Co. Ltd. (NYSE: ABO) ❑ Director, 3SBIO, Inc. (NasdaqGS: SSRX) ❑ Partner & Leader of the Technology Group in New York, Deloitte & Touche (1965 – 2006) ❑ Michigan State University, Bachelor's Degree ❑ Certified Public Accountant (CPA)
Jianfei Ni *Chairman of Compensation Committee*	❑ Consultant, Shanxi Weide Coal Mine Design & Consulting Company (2006 – Present) ❑ Chief Engineer, Shanxi Yuantong Coal Mine Engineering Design and Consulting Company (2005 – 2006) ❑ Vice President and Chief Engineer, Taiyuan Institute of Coal Design & Research (1978 – 2005)
Dr. C. Mark Tang, Ph.D., MBA *Chairman of Nominating Committee*	❑ Founder & CEO, World Tech Ventures, LLC (2002 – Present) ❑ Director of Biotech Commercialization and Instructor, Rutgers University Business School (2004 – 2006) ❑ University of California at Riverside, Ph.D Degree in Biochemistry and Molecular Biology ❑ Leonard N. Stern School of Business at New York University, MBA

Equity Snapshot

Equity Snapshot

(amounts in millions, except per share data and multiples)

Trading Market / Symbol:	NYSE Amex / PUDA
Stock Price (02/26/10):	$6.62
Shares Outstanding[(1)]:	19.1
Public Float:	9.6
Market Capitalization:	$126.5
Enterprise Value[(2)]:	$116.8

	Financial Projections		Implied Multiples	
	2009E	2010P	2009E	2010P
Revenue:	$214.0	$260.0 - $320.0	0.55x	0.37x - 0.45x
EBITDA:	$16.0	$32.0 - $46.0	7.30x	2.54x - 3.65x
Net Income[(3)]:	$9.5	$21.0 - $29.0		
EPS[(3)]:	$0.61	$1.10 - $1.52	10.93x	4.36x - 6.02x

Notes:

(1) Equals shares outstanding as of December 31, 2009 plus 3.28 million shares issued in the recent public offering (02/18/10).

(2) Enterprise value is identified as market capitalization plus net debt. This represents enterprise value as of September 30, 2009 and includes $14.6 million loan from company Chairman, which the Company has not received as of March 5, 2010, and $14.5 million of net proceeds received from the recent public offering (02/18/10).

(3) Net Income and EPS represent adjusted net income, which excludes cumulative non-cash gains and losses associated with derivative warrants.

Financial Summary

Historical Financial Summary

Puda Coal, Inc.

Consolidated Statements of Operations Data:

(amounts in thousands)	Yrs. Ended Dec. 31, 2007	Yrs. Ended Dec. 31, 2008	9 Mos Ended Sep-08	9 Mos Ended Sep-09	LTM Sep-09
Net Revenue	$165,267	$242,338	$177,837	$153,817	$218,318
Cost of Revenue	136,652	212,002	153,497	140,969	199,474
Gross Profit	**28,615**	**30,336**	**24,340**	**12,848**	**18,844**
Total Operating Expenses	5,190	5,398	3,920	3,192	4,670
Operating Income	**23,425**	**24,938**	**20,420**	**9,656**	**14,174**
Depreciation & Ammortization	1,330	1,735	1,309	1,323	1,749
EBITDA	**24,755**	**26,673**	**21,729**	**10,979**	**15,923**
Total Other Income	(4,259)	(1,460)	(1,622)	(3,873)	(3,711)
Pre-Tax Income	**19,166**	**23,478**	**18,798**	**5,783**	**10,463**
Income Taxes	8,292	6,417	5,101	2,559	3,875
Net Income	**10,874**	**17,061**	**13,697**	**3,224**	**6,588**
Adjusted Net Income	**11,217**	**16,667**	**13,356**	**6,773**	**10,084**
Foreign Currency Translation Adjustment	2,860	3,498	3,943	(238)	(683)
Comprehensive Income	**$13,734**	**$20,559**	**$17,640**	**$2,986**	**$5,905**
Basic EPS[(1)]	**$0.77**	**$1.12**	**$0.91**	**$0.21**	**$0.43**
Diluted EPS[(1)]	**$0.76**	**$1.12**	**$0.91**	**$0.21**	**$0.42**
Adjusted EPS[(1)(2)]	**$0.78**	**$1.09**	**$0.88**	**$0.44**	**$0.65**

Consolidated Balance Sheet Data:

(amounts in thousands)	As of December 31, 2007	As of December 31, 2008	As of September 30, 2008	As of September 30, 2009
Cash and Cash Equivalents	$16,381	$39,108	$39,429	$17,880
Working Capital	30,079	55,508	63,327	60,117
Total Assets	81,264	98,632	101,285	103,690
Total Debt	12,241	9,100	9,425	8,125
Stockholder's Equity	$48,581	$72,277	$68,258	$75,563

Note:

(1) Adjusted for 7:1 reverse split

(2) Excludes cumulative non-cash gains and losses associated with derivative warrants

Comparable Company Analysis - China Coal Mining

($ in millions, except per share data)										Enterprise Value/				Equity Value/	
		Equity	Enterprise	Revenue [2]		EBITDA [2]		Net Income [2]		Revenue		EBITDA		Net Income	
Company (Ticker)	Price [1]	Value [3]	Value [4] [5]	2009E	2010P	2009E	2010P	2009E	2010P	2009E	2010P	2009E	2010P	2009E	2010P
Coal: China															
China Coal Energy Company Limited (SEHK:1898)	1.62	22,432.3	19,444.6	6,517.2	7,844.8	1,712.3	2,253.4	1,025.8	1,315.2	3.0 x	2.5 x	11.4 x	8.6 x	21.9 x	17.1 x
China Shenhua Energy Co. Ltd. (SEHK:1088)	4.42	84,362.0	88,609.9	15,310.6	18,252.0	7,653.1	9,080.4	4,267.6	5,079.3	5.8 x	4.9 x	11.6 x	9.8 x	19.8 x	16.6 x
Datong Coal Industry Co. Ltd. (SHSE:601001)	5.15	4,310.7	4,331.3	1,333.1	1,607.4	466.3	584.5	228.7	278.3	3.2 x	2.7 x	9.3 x	7.4 x	18.9 x	15.5 x
Inner Mongolia Yitai Coal Co. Ltd. (SHSE:900948)	8.90	6,512.6	7,548.6	1,586.7	2,254.2	708.3	991.0	460.1	663.2	4.8 x	3.3 x	10.7 x	7.6 x	14.2 x	9.8 x
L & L Energy, Inc. (NasdaqGM:LLEN)	8.77	231.2	230.2	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Songzai International Holding Group Inc., (OTCBB:SG	9.06	135.3	109.4	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Yanzhou Coal Mining Co. Ltd. (NYSE:YZC)	21.62	13,068.1	11,620.1	2,506.4	3,489.7	876.1	1,325.0	536.3	804.6	4.6 x	3.3 x	13.3 x	8.8 x	24.4 x	16.2 x
High		$84,362.0	$88,609.9	$15,310.6	$18,252.0	$7,653.1	$9,080.4	$4,267.6	$5,079.3	5.8 x	4.9 x	13.3 x	9.8 x	24.4 x	17.1 x
Mean		18,721.8	18,842.0	5,450.8	6,689.6	2,283.2	2,846.9	1,303.7	1,628.1	4.3 x	3.3 x	11.2 x	8.4 x	19.8 x	15.0 x
Median		6,512.6	7,548.6	2,506.4	3,489.7	876.1	1,325.0	536.3	804.6	4.6 x	3.3 x	11.4 x	8.6 x	19.8 x	16.2 x
Low		135.3	109.4	1,333.1	1,607.4	466.3	584.5	228.7	278.3	3.0 x	2.5 x	9.3 x	7.4 x	14.2 x	9.8 x

NA = Not Available; NM = Not Meaningful; * = excluded as an outlier from Mean and Median; ‡ = covered by BMC Equity Research

Source: Capital IQ, Public Filings, Press Releases and Published Research Reports

(1) As of close March 2, 2010.
(2) Excludes non-recurring and discontinued operations.
(3) Based on shares outstanding calculated using the treasury stock method.
(4) Enterprise value is defined as equity value plus net debt, preferred stock and minority interests.
(5) Net Debt includes long term debt, short term debt, postretirement benefits and unfunded pensions if applicable, less cash and cash equivalents.

Puda Coal, Inc.

Comparable Company Analysis - U.S. Coal Mining

($ in millions, except per share data)			Equity	Enterprise	Revenue [2]		EBITDA [2]		Net Income [2]		Enterprise Value/ Revenue		Enterprise Value/ EBITDA		Equity Value/ Net Income	
Company (Ticker)		Price [1]	Value [3]	Value [4] [5]	2009E	2010P	2009E	2010P	2009E	2010P	2009E	2010P	2009E	2010P	2009E	2010P
Coal: U.S.																
Alliance Holdings GP, L.P. (NasdaqGS:AHGP)		30.67	1,836.0	2,312.8	1,230.6	1,521.0	336.9	272.5	114.2	189.5	1.9 x	1.5 x	6.9 x	8.5 x	16.1 x	9.7 x
Alliance Resource Partners LP (NasdaqGS:ARLP)		42.77	1,568.0	1,695.2	1,231.0	1,500.4	339.1	419.6	192.3	200.5	1.4 x	1.1 x	5.0 x	4.0 x	8.2 x	7.8 x
Alpha Natural Resources, Inc. (NYSE:ANR)	‡	49.12	5,933.6	6,228.5	2,495.5	3,776.8	624.9	923.9	184.9	354.9	2.5 x	1.6 x	10.0 x	6.7 x	32.1 x	16.7 x
Arch Coal Inc. (NYSE:ACI)	‡	23.30	3,785.6	5,541.2	2,576.1	3,018.0	446.6	668.4	63.8	136.9	2.2 x	1.8 x	12.4 x	8.3 x	59.3 x*	27.7 x
CONSOL Energy Inc. (NYSE:CNX)	‡	53.84	9,753.7	10,868.1	4,508.7	5,020.7	1,143.3	1,462.4	539.7	625.8	2.4 x	2.2 x	9.5 x	7.4 x	18.1 x	15.6 x
International Coal Group, Inc. (NYSE:ICO)		4.68	837.8	1,131.7	1,125.3	1,146.7	198.0	197.2	55.4	31.7	1.0 x	1.0 x	5.7 x	5.7 x	15.1 x	26.5 x
James River Coal Co. (NasdaqGS:JRCC)	‡	16.67	459.2	629.5	681.6	720.9	NA	161.7	52.0	64.9	0.9 x	0.9 x	NA	3.9 x	8.8 x	7.1 x
Massey Energy Co. (NYSE:MEE)		46.36	4,012.2	4,654.6	2,691.2	3,029.3	459.7	684.2	79.5	234.8	1.7 x	1.5 x	10.1 x	6.8 x	50.5 x*	17.1 x
National Coal Corp. (NasdaqGM:NCOC)	‡	0.62	21.3	66.3	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Natural Resource Partners LP (NYSE:NRP)		26.16	1,816.8	2,406.4	256.1	267.3	214.0	226.5	114.1	106.2	9.4 x*	9.0 x*	11.2 x	10.6 x	15.9 x	17.1 x
Patriot Coal Corporation (NYSE:PCX)	‡	20.02	1,819.2	1,998.1	2,045.3	2,099.6	68.4	158.9	140.2	(49.7)	1.0 x	1.0 x	29.2 x	12.6 x	13.0 x	NM
Peabody Energy Corp. (NYSE:BTU)	‡	47.82	12,852.0	14,615.5	6,012.4	6,849.6	1,295.9	1,663.4	433.1	780.9	2.4 x	2.1 x	11.3 x	8.8 x	29.7 x	16.5 x
Penn Virginia GP Holdings LP (NYSE:PVG)		17.87	698.3	1,535.0	656.7	988.5	NA	198.0	54.6	59.8	2.3 x	1.6 x	NA	7.8 x	12.8 x	11.7 x
Walter Energy, Inc. (NYSE:WLT)	‡	84.53	4,505.1	4,516.3	955.5	1,603.5	278.7	682.0	144.8	412.1	4.7 x	2.8 x	16.2 x	6.6 x	31.1 x	10.9 x
Westmoreland Coal Co. (AMEX:WLB)		11.49	118.3	347.5	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
High			$12,852.0	$14,615.5	$6,012.4	$6,849.6	$1,295.9	$1,663.4	$539.7	$780.9	9.4 x	9.0 x	29.2 x	12.6 x	59.3 x	27.7 x
Mean			3,334.5	3,903.1	2,035.8	2,426.3	491.4	593.7	166.8	242.2	2.0 x	1.6 x	11.6 x	7.5 x	18.3 x	15.4 x
Median			1,819.2	2,312.8	1,231.0	1,603.5	339.1	419.6	114.2	189.5	2.0 x	1.5 x	10.1 x	7.4 x	15.9 x	16.0 x
Low			21.3	66.3	256.1	267.3	68.4	158.9	52.0	(49.7)	0.9 x	0.9 x	5.0 x	3.9 x	8.2 x	7.1 x

NA = Not Available; NM = Not Meaningful; * = excluded as an outlier from Mean and Median; ‡ = covered by BMC Equity Research

Source: Capital IQ, Public Filings, Press Releases and Published Research Reports

(1) As of close March 2, 2010.
(2) Excludes non-recurring and discontinued operations.
(3) Based on shares outstanding calculated using the treasury stock method.
(4) Enterprise value is defined as equity value plus net debt, preferred stock and minority interests.
(5) Net Debt includes long term debt, short term debt, postretirement benefits and unfunded pensions if applicable, less cash and cash equivalents.

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